UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 17, 2010

K-V PHARMACEUTICAL COMPANY

(Exact name of registrant as specified in its charter)

Commission File Number 1-9601

Delaware	1-9601	43-0618919
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Corporate Woods Drive Bridgeton, MO		63044
(Address of principal executive offices)		(Zip Code)

(314) 645-6600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) At a meeting held on June 17, 2010, the Board of Directors of K-V Pharmaceutical Company (the “Registrant”) appointed Ana I. Stancic as a director to fill the vacancy created by the previously reported resignation of Terry B. Hatfield. Pursuant to the terms of his letter of resignation, Mr. Hatfield’s resignation became effective upon the appointment of Ms. Stancic.

Ana I. Stancic, age 53, has been the Senior Vice President and Chief Financial Officer of M2Gen, a for-profit subsidiary of the Moffitt Cancer Center in Tampa since June 2010. Prior to M2Gen, Ms. Stancic served as Chief Financial Officer of Aureon Laboratories Incorporated, an oncology diagnostic company dedicated to enabling the advancement of predictive and personalized cancer treatment by performing diagnostic reference laboratory and clinical research services, from 2008 to 2009. Prior to joining Aureon, Ms. Stancic was Executive Vice President and Chief Financial Officer at OMRIX Biopharmaceuticals, Inc. from 2007 to 2008. Prior to joining OMRIX, Ms. Stancic served as Senior Vice President, Finance at ImClone Systems, Inc., a global biopharmaceutical company committed to advancing oncology care, until 2007, where she was responsible for ImClone’s finance department, information technology and internal audit. Ms. Stancic joined ImClone as Vice President, Controller and Chief Accounting Officer in 2004. Ms. Stancic also currently serves on the Board of Directors of Champions Biotechnology, Inc., as well as serving on its Executive Committee and serving as the Chair of its Audit Committee. Ms. Stancic is a Certified Public Accountant and holds an M.B.A. degree from Columbia Business School.

Item 7.01	Regulation FD Disclosure.

On June 18, 2010, the Registrant issued a press release announcing the appointment of Ana I. Stancic to its Board of Directors as described in Item 5.02 above.

A copy of the press release is attached hereto as Exhibit 99. The information in this Item 7.01, including the exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section.

The Registrant has posted this Form 8-K on its Internet website at www.kvpharmaceutical.com. References to the Registrant’s website address are included in this Form 8-K and the press release only as inactive textual references and the Registrant does not intend them to be active links to its website. Information contained on the Registrant’s website does not constitute part of this Form 8-K or the press release.

Item 9.01	Financial Statements and Exhibits.

(d) The following exhibit is furnished as part of this report:

Exhibit Number	Description

99	Press Release dated June 18, 2010, issued by K-V Pharmaceutical Company.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 23, 2010

K-V PHARMACEUTICAL COMPANY

By:	/s/ Gregory J. Divis, Jr.
Gregory J. Divis, Jr.
Interim President and Interim Chief Executive Officer